Exhibit 32.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to 18 U.S.C. ss. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of DND Technologies, Inc., a Nevada corporation (the "Company"), hereby certifies that:

      To my knowledge, the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2004

                                BY: /s/ Douglas N. Dixon
                                   ---------------------------------------------
                                   DOUGLAS N. DIXON
                                   CHIEF EXECUTIVE OFFICER